TABLE OF CONTENTS

 SA
ARTICLESNUMBER

1.                  Quantity, Model and Description                                                                                               SA21

2.                  Delivery Schedule

3.                  Price

4.                  Payment

5.                  Miscellaneous

TABLE

1                  Aircraft Delivery, Description, Price and SA29
[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1A                   Aircraft Delivery, Description, Price and SA30
[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1B                   Aircraft Delivery, Description, Price and SA30
[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

   1C                      Aircraft Delivery, Description, Price and SA32
[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBITS

A.	Aircraft Configuration

   A1                      Aircraft Configuration SA28

B.                  Aircraft Delivery Requirements and Responsibilities

C.                  Defined Terms

SUPPLEMENTAL EXHIBITS

   AE1                      [CONFIDENTIAL PORTION OMITTED AND FILED SA20
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Optional Features

BFE1                   BFE Variables SA32

CS1                   Customer Support Variables

SLP1                   Service Life Policy Components

EE1                   [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Engine Warranty and Patent Indemnity

PA No. 1977                                                                 SA32

LETTER AGREEMENTS

6-1162-AKP-070                                   Miscellaneous Commitments for Model 737, 757,
767 and 777 Aircraft

6-1162-AKP-072R1 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-073 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-074R2                                   Business Considerations

6-1162-AKP-075                                   Aircraft Purchase Rights and Substitution Rights
- Attachment A
- Attachment B SA30
- Attachment C SA30

6-1162-AKP-076                                   Aircraft Performance Guarantees

6-1162-AKP-077                                   Spares Matters

6-1162-AKP-078                                   Model 737 Miscellaneous Commitments

6-1162-AKP-079 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]
                       Sharing

6-1162-AKP-080                                   Installation of Cabin Systems Equipment

6-1162-AKP-081 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-082                                   Confidentiality

6-1162-AKP-083 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-084 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]
                       Commitment
6-1162-AKP-085 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-117                                   Delivery Schedule

6-1162-SSM-1405 [CONFIDENTIAL PORTION OMITTED AND FILED
 SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]
       Attachment B1

6-1162-CLO-1035                                   [CONFIDENTIAL PORTION OMITTED AND FILED                                                                                             SA28
 SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CLO-1038                                   Advance Payments and Financing Matters                                                                                   SA31

6-1162-CLO-1082                                   Advance Payments and Financing Matters 2                                                                                   SA32

PA No. 1977                                                                SA32